Exhibit 99.1 1

DI S CL A I M E RS AN D O T H E R IM P OR T A N T IN F OR M A T ION This presentation (this “Presentation”) is provided for informational purposes only and has been prepared to assist interested parties in making their own evaluation with respect to a potential acquisition by EG Acquisition Corp (“EGGF”) of LGM Enterprises, LLC and its affiliates, together doing business as “flyExclusive” (together “LGM Enterprises”) and related transactions (the “Potential Business Combination”) and a potential proposed private offering of public equity (the “PIPE Offering”), and for no other purpose. By reviewing or reading this Presentation, you will be deemed to have agreed to the obligations and restrictions set out below. This Presentation and any oral statements made in connection with this Presentation do not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any proxy, vote, consent or approval in any jurisdiction in connection with the Potential Business Combination, the PIPE Offering or any related transactions, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Presentation does not constitute either advice or a recommendation regarding any securities. No representations or warranties, express or implied, are given in, or in respect of, this Presentation. This Presentation is subject to updating, completion, revision, verification and further amendment. None of EGGF, LGM Enterprises, BTIG, LLC (“BTIG”) or their respective affiliates has authorized anyone to provide interested parties with additional or different information. No securities regulatory authority has expressed an opinion about the securities discussed in this Presentation and it is an offense to claim otherwise. Recipients of this Presentation are not to construe its contents, or any prior or subsequent communications from or with EGGF, LGM Enterprises, BTIG or their respective representatives, as investment, legal or tax advice. In addition, this Presentation does not purport to be all-inclusive or to contain all of the information that may be required to make a full analysis of EGGF, LGM Enterprises, the Potential Business Combination or the PIPE Offering. Recipients of this Presentation should each make their own evaluation of EGGF, LGM Enterprises, the Potential Business Combination and the PIPE Offering and of the relevance and adequacy of the information and should make such other investigations as they deem necessary. F O RW A RD - L OOK IN G IN F OR M A T ION This Presentation (and oral statements regarding the subjects of this Presentation) contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to LGM Enterprises and the Potential Business Combination, including statements regarding the anticipated benefits of the Potential Business Combination, the anticipated timing of the Potential Business Combination, the products and services offered by LGM Enterprises and the markets in which it operates (including future market opportunities), LGM Enterprises’ projected future results, future financial condition and performance and expected financial impacts of the Potential Business Combination (including future revenue, pro forma enterprise value and cash balance), the satisfaction of closing conditions to the Potential Business Combination, the PIPE Offering and the level of redemptions of EGGF’s public stockholders, and LGM Enterprises’ expectations, intentions, strategies, assumptions or beliefs about future events, results of operations or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “scales,” “representative of,” “valuation,” “potential,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Presentation, including but not limited to: (i) the risk that the Potential Business Combination and the PIPE Offering may not be completed in a timely manner or at all, which may adversely affect the price of EGGF’s securities, (ii) the risk that the Potential Business Combination may not be completed by EGGF’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by EGGF, (iii) the failure to satisfy the conditions to the consummation of the Potential Business Combination, including the approval of the business combination agreement by the stockholders of EGGF, the satisfaction of the minimum trust account amount following any redemptions by EGGF’s public stockholders (if applicable), and the receipt of certain governmental and regulatory approvals, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (v) the effect of the announcement or pendency of the Potential Business Combination on LGM Enterprises’ business relationships, operating results, performance and business generally, (vi) risks that the Potential Business Combination disrupts current plans and operations of LGM Enterprises, (vii) the outcome of any legal proceedings that may be instituted against LGM Enterprises or EGGF related to the business combination agreement or the Potential Business Combination, (viii) the ability to maintain the listing of EGGF’s securities on a national securities exchange, (ix) changes in the combined capital structure of LGM Enterprises and EGGF following the Potential Business Combination, (x) changes in the competitive industries and markets in which LGM Enterprises operates or plans to operate, (xi) changes in laws and regulations affecting LGM Enterprises’ business, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Potential Business Combination, and identify and realize additional opportunities, (xiii) risks related to the uncertainty of LGM Enterprises’ projected financial information, (xiv) risks related to LGM Enterprises’ potential inability to achieve or maintain profitability and generate cash, (xv) current and future conditions in the global economy, including as a result of the impact of the COVID-19 pandemic, and their impact on LGM Enterprises, its business and markets in which it operates, (xvi) the potential inability of LGM Enterprises to manage growth effectively, (xvii) LGM Enterprises’ customer concentration, (xviii) costs related to the Potential Business Combination and the failure to realize anticipated benefits of the Potential Business Combination or to realize estimated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions, and (xix) the ability to recruit, train and retain qualified personnel. The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of EGGF’s prospectus filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 27, 2021, its Form 10-K filed on April 13, 2023, and other documents filed or to be filed with the SEC (including the proxy statement filed on November 13, 2023 in connection with the Potential Business Combination), as well as the “Investor Presentation Summary Risk Factors” attached to this Presentation. 2

F I NA NCI A L IN F OR M A T ION The financial and operating forecasts and projections contained in this Presentation represent certain estimates of LGM Enterprises as of the date thereof. LGM Enterprises’ independent public accountants have not examined, reviewed or compiled the forecasts or projections and, accordingly, do not express an opinion or other form of assurance with respect thereto. These projections should not be relied upon as being indicative of future results. Furthermore, none of LGM Enterprises or its management team can give any assurance that the forecasts or projections contained herein accurately represents LGM Enterprises’ future operations or financial condition. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of LGM Enterprises or that actual results will not differ materially from those presented in these materials. Some of the assumptions upon which the projections are based inevitably will not materialize and unanticipated events may occur that could affect results. Therefore, actual results achieved during the periods covered by the projections may vary and may vary materially from the projected results. Inclusion of the prospective financial information in this Presentation should not be regarded as a representation by any person that the results contained in the prospective financial information are indicative of future results or will be achieved. The financial information and data contained this Presentation are unaudited and do not conform to Regulation S-X promulgated by the SEC. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any registration statement, prospectus, proxy statement or other report or document to be filed or furnished by EGGF, or any other report or document to be filed by the combined company following completion of the Potential Business Combination, with the SEC. Any “pro forma” financial data included in this Presentation has not been prepared in accordance with Article 11 of Regulation S-X of the SEC, is presented for informational purposes only and may differ materially from the Regulation S-X compliant pro forma financial statements of LGM Enterprises to be included any filings with the SEC. I NDUS T RY AN D M A RKE T D AT A This Presentation has been prepared by EGGF, LGM Enterprises and BTIG and includes market data and other statistical information from third-party industry publications and sources as well as from research reports prepared for other purposes. Although EGGF, LGM Enterprises and BTIG believe these third-party sources are reliable as of their respective dates, none of EGGF, LGM Enterprises, BTIG or any of their respective affiliates has independently verified the accuracy or completeness of this information and cannot assure you of the data’s accuracy or completeness. Some data are also based on LGM Enterprises good faith estimates, which are derived from both internal sources and the third-party sources described above. None of EGGF, LGM Enterprises, BTIG, their respective affiliates, or their respective directors, officers, employees, members, partners, stockholders or agents make any representation or warranty with respect to the accuracy of such information. A DDI T I O NA L IN F O R M A T IO N AN D W HE RE TO F IN D IT In connection with the Potential Business Combination, EGGF intends to file relevant materials with the SEC, including proxy statement on Schedule 14A, referred to as a proxy statement. A proxy statement will be sent to all EGGF stockholders. EGGF will also file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of EGGF are urged to read the registration statement, the proxy statement and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction. Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by EGGF through the website maintained by the SEC at www.sec.gov. The documents filed by EGGF with the SEC also may be obtained free of charge upon written request to EG Acquisition Corp. 375 Park Avenue, 24th Floor, New York, NY 10152. 3

explained I. EXECUTIVE SUMMARY 4

WORLD-CLASS AVIATION PARTNERSHIP

Decades of aviation experience and entrepreneurial excellence



Jim Segrave
CEO

DELTA PRIVATE JETS | segrave aviation

flyexclusive

- ✓ Experienced aviation entrepreneur and operator
- ✓ Built Segrave Aviation and sold to Delta Private Jets
- ✓ President of Delta Private Jets 2010 – 2013
- ✓ Founded flyExclusive in 2015
- ✓ Seasoned jet pilot with 10k+ flight hours



Tommy Sowers
President

McKinsey & Company | Golden Key Real Estate, Inc. | Duke University



Billy Barnard
Interim CFO

Coopers & Lybrand



Rich Brennan
CDO

Travel Management | DELTA PRIVATE JETS



Mike Guina
COO

DELTA PRIVATE JETS

EG Acquisition Corp.



Gregg Hymowitz
CEO & Director

EnTrust Global | Goldman Sachs



Gary Fegel
Chairman

GMF Capital | GLENCORE

flyexclusive 5

SPAC SPONSORSHIP

Experienced sponsors with significant private-to-public / cross-over investment history, including specialized aviation knowledge

EnTrust Global

+

GMF CAPITAL

EG Acquisition Corp.

- **25+ year investment history** with combined over **~$19 billion deployed** to more than **250 investments** across various industries and geographies
- EnTrust Global has a **substantial transportation real assets business** and GMF has **significant investment experience in logistics, aviation, and aviation technology**
- Ability to leverage **global network of leading executives and entrepreneurs**, including SPAC Sponsor Board member with a dedicated career in aviation who previously served as acting FAA Administrator
- **Long-term commitment from Sponsor,** with personal investments from both SPAC CEO and Chairman (3-year lock-up), who will each join the Board of Directors

flyExclusive Meets the Sponsors' Targeted Criteria

- ✓ **Established operating business with industry leading management team**
- ✓ **At a growth inflection point where public capital can accelerate clear expansion path**
- ✓ **Well-positioned to capitalize on favorable long-term secular tailwinds and growing addressable market**
- ✓ **Highly profitable business model with strong revenue visibility**

flyexclusive 6

SPAC TRANSACTION Key points of differentiation Sponsor’s Initial $6.5M of SPAC IPO risk capital not syndicated and held 100% by ETG and GMF 100% Financial Stake Sponsor’s Founder Share Initial stockholders will not transfer, assign, or sell founder shares or warrants 3 YEARS Lock Up Period Board Initial principals of the sponsors will serve on the flyExclusive board of directors 2 SEATS Involvement nd EBITDA Positive EBITDA positive since 2 year of operation with 5 yr. EBITDA CAGR of 24% thru ‘24E 6 YEARS Fully Funded Senior Subordinated Convertible Notes sourced by sponsor to convert at close $85M Transaction Minimum Cash No minimum cash condition – transaction will close regardless of additional capital $0 Condition 7

GROWING TAM WITH FAVORABLE DYNAMICS

A large, untapped user base with potential for meaningful adoption exists

Industry Drivers

Landscape Shift in Air Travel from Commercial to Private

- The pandemic accelerated sustained market growth as individuals sought safer flying options

Reduction in Commercial Aviation Capacity and Poor Performance

- Major airlines continue to operate less capacity
- Airlines continually trimming costs, causing a decline in customer experience and increase in dissatisfaction overall

Reversed Corporate Trend of Cutting Executives Private Flights

- Previously cut corporate travel expenses now ubiquitously incurred due to health concerns and availability of travel options

Growing Flight Optionality and Reduced Barriers

- Growth in the number and types of customer programs have resulted in lower barriers to access private aviation, expanding the TAM to include households with lower net worth

Private Aviation TAM by Household Net Worth ("HHNW")

- Potential TAM expected to grow to more than $43 billion driven by enhanced affordability, new customer segments, and increasing penetration in existing economic cohorts



Potential TAM Growth ~1.4x
~$32 Billion
~$43 Billion
$1.1
$9.3
$3.4
$17.6
$1.6
$14.2
$5.5
$22.0
2021E
2025E
HHNW $50 - $100 million
HHNW $10 - $50 million
HHNW $5 - $10 million
Corporate Use

- McKinsey estimates that only ~10% of households that can afford private aviation (i.e., households with a net worth over $10 million+) use it
  - Lower adoption level underscores the significant opportunity to increase share across private aviation's historical core markets

Source: Wall Street research.

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COMPANY TIMELIME In eight years, flyExclusive has become the fifth-largest operator (1) 1H 2023 Top U.S. Private Jet Operators Rank Company Hours Fractional 3Q 23 1 NetJets 344,424 Sky Night Interiors Repair 1Q 20 4Q 20 Paint 2 99,916 Vista Global / XO Jet Center 2Q 21 Jet Club (2) 2Q 23 MRO 2Q 20 3 Flexjet 3Q 21 99,355 Avionics 2Q 22 4 Wheels Up 70,253 1,926 5 flyExclusive 27,740 Operators 6 Solairus Aviation 26,265 Rank Rank #1,926 #5 7 PlaneSense 22,326 8 Jet Linx 15,773 9 AirSprint 2015 2020 2021 2022 14,027 10 Corporate Flight Management 11,976 Source: Private Jet Card Comparisons. (1) https://privatejetcardcomparisons.com/2023/08/31/2023s-30-biggest-private- jet-companies-through-june/. Includes Part 135 and Part 91 Subpart K flight hours. (2) Maintenance, Repair and Overhaul (“MRO”). 9

COMPANY SIZE AND SCOPE “Floating Fleet” model with 100% operational control Operations Overview § Headquartered in Kinston, North Carolina § Fleet of 100 aircraft as of 3Q 2023 § Currently, the Company has approximately 750 employees§ Operations centrally located within two flight hours of approximately 70% of the Company’s flight demand 2Q 2023 Light Jet Activity Aircraft Strategically Situated Closer to Demand Kinston, NC Headquarters 10

FINANCIAL SNAPSHOT Positioned for growth through fleet expansion and vertical integration Core Business Metrics Total Revenue 2024E Adj. FY ’19A-’24E EBITDA CAGR 38.1% 10.0% Margin $49.7m 2024E (1) Adj. EBITDA Industry-leading revenue growth and margins driving profits Notes: (1) 2024E represents year-end estimated financials. EBITDA is a non-GAAP financial 11 measure. See p. 27 for further information.

ORGANIC GROWTH Consistent revenue and fleet expansion since inception despite market fluctuations Annual Charter Revenue and Fleet Size ($ in millions) Revenue ’19A – ’24E CAGR 36.7% $473 Light Super-Mid Fleet Size ’19A – ’24E CAGR 23.3% Heavy Mid $318 $317 Revenue 128 $208 106 $121 $99 91 78 63 45 2019A 2020A 2021A 2022A 2023P 2024E Fleet Range Light Midsize Super-Midsize Heavy Long-Range Citation Encore+: 10 Units Citation Excel/XLS/XLS+: 43 Units Citation Sovereign: 9 Units Gulfstream GIV-SP: 7 Units Citation CJ3/CJ3+: 18 Units Citation X: 13 Units 12

COMPANY CHARTER REVENUE MIX Evolution of diversified charter revenue and committed demand 2020A 2019A 2021A 2022A 2023P 2024E 5% 4% 5% 2% 11% 18% 5% 21% 6% 29% 5% 39% 38% 8% 48% 8% 1% 10% 33% 58% 2% 24% 95% 86% 7% 29% 2% Contractually Committed Demand % of Total: 5% 9% 37% 70% 60% 50% Legend Wholesale GRP § Variety of flight programs drive the revenue mix transition (1) Retail Ad-Hoc Jet Club § Approximately 100% of charter revenue is pre-paid Fractional § 50+% of 2023P and 2024E estimated to represent contracted Partner committed demand within total charter revenues Notes: (1) Non-Member Direct Retail Charters. Excludes MRO operations and other revenue. 13

INVESTMENT HIGHLIGHTS Proven Operator 1§ World-class private aviation executive who has founded, operated, and sold a previous business to Delta Air Lines Unique Business Model 2 § Diversified customer channels, vertically integrated operations, and optimized asset utilization Clear Growth Trajectory 3 § 80%+ retention among existing Jet Club members, as well as substantial contractually committed revenues Strong Market Backdrop 4§ Favorable long-term secular tailwinds in sector and ability to take additional share in a growing market Durable Competitive Advantages 5§ Strategic key initiatives and investments made to remove industry bottlenecks to growth and to maintain leading consistent customer experience 14

PROVEN OPERATOR I. EXECUTIVE SUMMARY 15

MARKET CAPTURE Taking share at an accelerated pace within established growing market flyExclusive Penetration of Private Jet Charter Market ($ in millions) Market ’19A – ’24E CAGR 2.6% (1) flyExclusive Charter Revenue flyExclusive ’19A – ’24E CAGR 36.7% 2.4% Other U.S. Private Jet Charter Revenue 1.7% % flyExclusive Market Share $473 1.7% $317 1.2% $318 0.7% $208 0.6% $121 $99 $18,907 $18,595 $18,116 $17,768 $17,150 $16,938 2019A 2020A 2021A 2022A 2023P 2024E Source: IBIS. Private Jet Charter revenue includes Part 135 and Part 91k. (1) Includes charter revenue only. Excludes 16 MRO and fractional share revenue.

WHERE WE ARE TODAY

flyExclusive's vertical integration investments yield results across the value chain

INVESTMENT	YIELD	
~750 PROFESSIONALS	SERVICE	• Consistent branding & pilots • Jet Club member retention of 80%+ • 99%+ of customers flown on flyExclusive fleet
100+ OWNED/LEASED AIRCRAFT	CONTROL	• Customer / aircraft discipline minimizes high-cost, third-party affiliate lift • Operational control provides cost visibility
100,000+ sq ft INFRASTRUCTURE	CAPACITY	• 24/7 MRO operations increases maintenance capacity and revenue • In-house pilot training bolsters dispatch availability
18 PERSON IT DEVELOPMENT TEAM	EFFICIENCY	• Superior fleet up-time • Minimization of empty flight legs • Schedule optimization maximizes aircraft utilization


CITATION
ENCORE

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PRODUCT OFFERING SUMMARY Differentiated platform with multiple growth channels (1) (2) CUSTOMER TYPE TARGETED ANNUAL FLIGHT HOURS 2024E REVENUE MIX 20 – 50 33% JET CLUB 50 – 100 11% FRACTIONAL 100 – 150+ 6% PARTNERSHIP VARIABLE 50% WHOLESALE Contractual Demand Non-committed Demand Note: (1) Internal sales guidelines. (2) Charter revenue exclusive of discounts and charter services. Wholesale includes ad-hoc retail revenue, 1.6% 18 of 2024E charter revenue.

COMPARISON TO MAJOR COMPETITORS

Optimal business model with key differentiators

	flyexclusive	Key Competitors
Asset Growth	Aircraft Acquisition	Operator Acquisition
Customer Fulfillment (Affiliate Lift)	99%+ on flyExclusive Fleet	3rd Party Reliance
EBITDA Generation	Positive	Inconsistent and / or Negative
Aircraft Control	100%	Other Operators
Customer Experience	flyExclusive Planes, Paint, Pilots, Interiors	Unpredictable
Customer / Jet Ratio	8	20+
Maintenance / Refurbishment	flyExclusive	3rd Party
Jet Branding	Uniform	Inconsistent
Location	Consolidated Operations	Fragmented
Spend	Fleet, Customer, IT	Brand, "Sizzle", Promotions
Lead Time	4-5 Day (Advantage)	Hours
Pilot Training	In-House Pilot Training by 2025	Outsourced

flyexclusive 19

COMPETITIVE ENVIRONMENT AND DIFFERENTIATORS I. EXECUTIVE SUMMARY 20

IN-HOUSE MAINTENANCE

Extensive investments in maintenance, paint, interiors, and avionics

MRO Benefits

24/7 Operations

+

~50% Lower Downtime[1]

+

Maintenance Savings

+

External Revenue Stream

- 24/7 operations ~3x the MRO output
- Perform repairs overnight (when aircraft is not flying)
- Improved planning and troubleshooting of repairs
- Improved uptime for fleet superior to the industry average[1]
- Increased revenue and profitability
- New revenue streams from 3rd parties

On-site Infrastructure

- 100,000+ sq ft of in-house maintenance, interior, and paint facilities
- 48,000 sq ft hangar completed in Q2 '22
- Part 145 certificate in 2Q 2023







Projected MRO Revenue

$3.9 million 2023P Revenue	→	***$8.1 million*** 2024E Revenue

Note: (1) flyExclusive Management estimate according to Company and industry statistics.

flyexclusive 21

PILOT TRAINING “Build versus buy” strategy to address the pilot training industry challenge PILOT TRAINING CENTER § On-campus pilot training facilities will remove one of the ON-CAMPUS greatest bottlenecks to growth within the aviation industry FACILITIES § Training in Kinston builds company culture within a remote workforce § Faster on-boarding by reducing training wait times § Lower costs through flyExclusive simulator facility ONBOARDING § Simulator screening checks pre-hire § Additional training resources available to test aptitude, not just promotion based on seniority TRAINING § Deeper and more frequent training increases efficiency § Expedited crew availability increases dispatch availability, or uptime UPTIME § Increased flight hours contribute to greater profitability 22

WHY FLYEXCLUSIVE WINS Focus on executing growth with operational control § Service excellence and consistency drive everything Vertical § Reliable and repeatable service execution is aligned with cost and return management Integration § Value is created simultaneously for customers, shareholders & flyExclusive with a single strategy § Consolidated operations optimize costs and synergies Maintenance § In-house maintenance and fleet control drive superior service and operating visibility and Staffing § Pilot sourcing and training are a key competitive differentiators § Technology enables and supplements our strategy § AI / ML dynamic pricing and apps developed in-house Technology § Technology focused primarily on improving operational efficiency and customer experiences § Deliberate, capital-light fleet growth matched with committed demand via Fractional and Partnership programs Asset Growth § Purposeful focus on select aircraft types drives scale and synergy benefits 23

FINANCIAL OVERVIEW I. EXECUTIVE SUMMARY 24

DELIBERATE GROWTH

Diversified charter revenue with growth tied to demand

CHARTER REVENUE MIX – 2024E [1]



50%+ Contractually Committed Demand
32.9%
10.8%
6.4%
49.9%
100.0%
Jet Club
Fractional
Partner
Wholesale (2)
Total

Jet Club

- Program growth underwritten against fleet capacity
- Disciplined customer per aircraft ratio managed against capacity, with excess to serve demand

Fractional and Partner

- Capital-light fleet growth matched with forward contracted demand
- flyExclusive control of aircraft yields synergistic capacity to business model

Wholesale

- Serves excess capacity, when available to optimize fleet yield

Notes: (1) Charter revenue exclusive of discounts and charter services. See pg. 27 for a breakdown of total revenue.
(2) includes retail revenue; 1.6% of 2024E charter revenue.

flyexclusive 25

REVENUE AND ADJUSTED EBITDA SUMMARY Revenue and Adjusted EBITDA Breakout § Charter rates and programs ($ in millions) matched to customer’s needs Revenue Adjusted EBITDA $497 $50 § Pricing designed so that each aircraft model generates cash § Improvement in margin results $323 $320 from continued investments in $28 maintenance and refurbishment $25 $208 $17 § Charter revenue bolstered by continued Jet Club growth via $12 $121 $12 $99 industry-leading pricing model and consistent product experience 2019A 2020A 2021A 2022A 2023P 2024E 2019A 2020A 2021A 2022A 2023P 2024E Ending Aircraft Count § Projections assume no 45 63 78 91 106 128 international expansion 26

SUMMARY P&L Continued focus on vertical integration and scaling flight offerings Historical and Projected Income Statement ($ in 000s) Adjusted EBITDA is a non-GAAP * financial measure 2019A 2020A 2021A 2022A 2023P 2024E § We include Adjusted EBITDA as a supplemental measure for Revenue assessing operating performance in conjunction Aircraft Charter $99,004 $121,039 $208,172 $318,259 $316,628 $473,410 with related GAAP amounts MRO Revenue - - 105 1,556 3,855 8,136 and for the following: Fractional Share Revenue - - - 227 2,605 15,221 • Used in conjunction with Total Revenue $99,004 $121,039 $208,277 $320,042 $323,088 $496,767 strategic internal planning, annual budgeting, Cost of Goods Sold $71,177 $85,810 $159,238 $255,441 $260,204 $377,839 allocating resources and making operating decisions • Provides useful information Net Income ($33) $3,317 $2,242 ( $4,152) ($27,601) $6,762 for historical period-to- period comparisons of our Depreciation & Amortization 12,228 16,113 17,353 23,114 28,058 33,725 business, as it removes the Interest 4,925 5,260 3,621 7,509 15,430 8,095 effect of certain non-cash expenses and variable Taxes - - - - 732 1,125 amounts Public Company Readiness Expense - - - 1,660 8,903 - § A reconciliation of EBITDA to Cares Act Grants - (12,431) (11,153) - (339) - Net Income, the most directly comparable GAAP measure, is Adjusted EBITDA $17, 120 $12, 259 $12, 063 $28,131 $25, 183 $49, 708 shown in the accompanying Adjusted EBITDA Margin 17.3% 10.1% 5.8% 8.8% 7.8% 10.0% table 27